EXHIBIT 10.21

                               SERVICES AGREEMENT

     This Services Agreement (this "Agreement"), dated as of December ___, 2003,
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is  by  and  between  FoneFriend,  Inc.,  a  Delaware corporation having offices located at 2722 Loker Avenue W., Suite G, Carlsbad, California 92008 (the "Company"), and Winsonic Holdings Ltd., a California corporation having offices
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located  at  8255  Beverly  Blvd., Suite 130, Los Angeles, California 90048 (the
"Supplier").
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1.     SERVICES.

     1.1 Supplier agrees to perform and provide to Company services consisting of internet, co-location, hardware, software, trunking, integration, engineering and consulting services (collectively, the "Services"), which
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Services  shall  include those services required by the Company to establish and maintain its own global network, including the provisioning of all related computer equipment and appurtenances, that will enable the Company's customers to initiate and complete both "FoneFriend-to-FoneFriend" calls and "FoneFriend-to-Gateway" calls. Additionally, Supplier will work with company to provide billing and customer relationship management software systems that will enable the Company to efficiently invoice and manage its customers.

     1.2 Supplier agrees to immediately commence performance of the following specific services:

          (i) Supplier will provide and maintain co-location facilities and internet connectivity with Level3 for FoneFriend servers, a radius server, least call routing equipment, all related database maintenance and host and maintain the Company's website; and

          (ii) Supplier will clone existing Company servers and make functional for call completion within the time it takes level 3 to cross connect voice trunks and gateway trunks; and

          (iii) Supplier will prepare a "scope of work" outline for the functional, scaleable operations of the FoneFriend VoIP telephony system with integration of peripheral services, customer billing and customer service software; and

          (iv) Supplier will install and integrate new hardware and software facilitating the expansion of the Company's telephony business with peripheral services which will efficiently provide service for an initial base of 10,000 customers, as well as additional customers as required by the Company's growth, in a timely fashion.

     1.3 Subject to the terms and conditions of this Agreement, Supplier shall endeavor with good commercial efforts to provide the Services for twenty-four (24) hours a day, seven (7) days a week throughout the term of this Agreement. Company agrees that from time to time the Services may be inaccessible or inoperable for any reason, including, without limitation: (i) equipment malfunctions; (ii) periodic maintenance procedures or repairs which Supplier may undertake from time to time; or (iii) causes beyond the control of Supplier or which are not reasonably foreseeable by Supplier, including, without limitation, interruption or failure of telecommunication or digital transmission links, hostile network attacks, network congestion or other failures. Company agrees that Supplier has no control of availability of Services on a continuous or uninterrupted basis.

     1.4 Throughout the term of this Agreement, Supplier shall provide the officers, employees or designees of the Company with verbal and /or written reports concerning its activities as are reasonably requested by the Company.

2.     PAYMENT.

     2.1 In consideration of Supplier's agreement to provide the Services, the Company shall pay supplier a base fee no less that $5,000,00 ("Base Fee") and shall not be obligated for any amounts due Supplier that are greater than $10,000.00 per month. Additional costs above the Base Fee must be approved in advance by both parties.

     2.2 Company and Supplier each represent and warrant to the other that their respective corporations are duly organized, validly existing, and in good standing under the laws of their respective states of incorporation, and that each party hereto has all requisite power and full legal right to execute and deliver this Agreement and to perform all of their respective obligations hereunder in accordance with the terms hereof.

     2.3 Supplier represents and warrants that it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), was not organized for the specific
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purpose  of  acquiring the securities offered hereby, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated under this Agreement. Supplier's financial condition is such that it is able to bear all economic risks of investment in the Shares, including a complete loss of its investment therein. Company has provided Supplier with adequate access to financial and other information concerning Company as requested and Supplier has had the opportunity to ask questions of and receive answers from Company concerning the transactions contemplated by this Agreement and to obtain there from any additional information necessary to make an informed decision regarding an investment in Company. Supplier is acquiring the Shares solely for investment purposes, with no present intention of distributing or reselling any of the Shares or any interest therein. Supplier is aware that the Shares will not be registered under the Securities Act, and that neither the Shares nor any interest therein may be sold, pledged, or otherwise transferred unless the Shares are registered under the Securities Act or qualify for an exemption under the Securities Act. Notwithstanding that fact, the Company shall use its best efforts to include the Shares in any registration statement filed by the Company which becomes effective within one year from the date hereof.

3.     TERM.

     3.1 The term of this Agreement shall commence upon execution and delivery hereof by the parties and continue thereafter for a term of five (5) years; provided however, the Company shall have the right to terminate this agreement without cause upon thirty (30) days written notice, in the event that the Supplier fails to provide services hereunder to the satisfaction of the Company, in its sole determination.

4.     MISCELLANEOUS.

     4.1     Independent Contractors. The parties and their respective personnel
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are  and  shall  be  independent contractors and neither party by virtue of this
Agreement shall have any right, power or authority to act or create any obligation, express or implied, on behalf of the other party.

     4.2     Assignment.  Neither  party may assign any of its rights, duties or
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obligations  under  this Agreement to any person or entity, in whole or in part, and any attempt to do so shall be deemed void and/or a material breach of this Agreement.

     4.3     Waiver. No waiver of any provision hereof or of any right or remedy
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hereunder  shall  be effective unless in writing and signed by the party against whom such waiver is sought to be enforced. No delay in exercising, no course of dealing with respect to, or no partial exercise of any right or remedy hereunder shall constitute a waiver of any other right or remedy, or future exercise thereof.

     4.4     Severability.  If  any provision of this Agreement is determined to
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be  invalid under any applicable statute or rule of law, it is to that extent to be  deemed  omitted,  and the balance of the Agreement shall remain enforceable.

     4.5     Notice.  All  notices shall be in writing and shall be deemed to be
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delivered  when  received  by  certified  mail,  postage prepaid, return receipt requested, or when sent by facsimile or e-mail confirmed by call back. All notices shall be directed to the parties at the respective addresses given above or to such other address as either party may, from time to time, designated by notice to the other party.

     4.6     Amendment.  No amendment, change, waiver, or discharge hereof shall
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be  valid  unless  in  writing  and  signed  by  both  parties.

     4.7     Law.  This  Agreement shall be governed in all respects by the laws
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of  the  State  of California without regard to its conflict of laws provisions.

     4.8     Force  Majeure. If the performance of any part of this Agreement by
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either  party is prevented, hindered, delayed or otherwise made impracticable by reason of any flood, riot, fire, judicial or governmental action, labor disputes, act of God or any other causes beyond the control of either party, that party shall be excused from such to the extent that it is prevented, hindered or delayed by such causes.

     4.9     Entire  Agreement.  This  Agreement  constitutes  the  complete and
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exclusive  statement  of  all  mutual  understandings  between  the parties with respect to the subject matter hereof, superseding all prior or contemporaneous proposals, communications and understandings, oral or written.

     4.10    Confidentiality;  Intellectual  Property.  Supplier  acknowledges
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that  any  and  all knowledge or information concerning the Company, its affairs and business activity obtained by Supplier, its principals, employees and/or contractors in the course of its engagement hereunder is strictly confidential, and Supplier solemnly promises not to reveal same to any other persons and/or entities, including, but not limited to, competitors of the Company and that it will not impart any such knowledge to anyone whosoever during the term hereof or anytime thereafter. Further, Supplier agrees not to partake, either itself or in conjunction with other third parties, in any activities or dealings that would circumvent the business or best interests of the Company. Any technology enhancements, improvements or revisions paid for by the Company shall become and remain the intellectual property of the Company and shall not be disclosed to or utilized by third parties without the Company's prior written consent and approval allowing such usage. Further, all information, including but not limited to business operations, software and other intellectual property rights, pertaining to the Company which is forwarded to, or otherwise obtained by Supplier hereunder, is to be received in strict confidence and used only for the purposes of this Agreement and not in circumvention of any economic opportunity or business relationship of the Company. The provisions of this Section 4.10 shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Agreement.

FONEFRIEND.                              WINSONIC  HOLDINGS,  LTD.



By:    /S/  Jackelyn  Giroux             By:    /S/  Winston  Johnson
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Name:  Jackelyn  Giroux                  Name:  Winston  Johnson
Title: President                         Title: Chairman